OrthoPediatrics Corp. Announces Preliminary Third Quarter 2025 Revenue and Revised 2025 Guidance Company to host conference call today, October 9th, 2025, to discuss the financial results and updated outlook WARSAW, Ind., October 9, 2025 -- OrthoPediatrics Corp. (“OrthoPediatrics” or the “Company”) (Nasdaq: KIDS), a company focused exclusively on advancing the field of pediatric orthopedics, today announced preliminary unaudited financial highlights for the third quarter ended September 30, 2025, and revised 2025 financial guidance. Preliminary Third Quarter 2025 Results • Helped over 37,100 children in the third quarter 2025, the Company has now helped approximately 1.3 million children since inception • Generated preliminary unaudited third quarter 2025 net revenue of approximately $61.2 million, representing growth of 12% compared to $54.6 million in the third quarter of 2024. Preliminary domestic third quarter net revenue is expected to be approximately $48.7 million, representing 14% growth compared to the prior year period, and international net revenue is expected to be approximately $12.5 million, representing 6% growth compared to the prior year period, which was negatively impacted by the timing of set sales and large stocking orders in Latin and South America • Generated preliminary unaudited third quarter 2025 net revenue excluding 7D capital sales of approximately $60.7 million, representing growth of 17% compared to $51.8 million in the third quarter 2024. Preliminary domestic third quarter net revenue excluding 7D capital sales is expected to be approximately $48.2 million, representing growth of 19% compared to $40.5 million in the prior year period • The Company’s updated 2025 guidance range reflects the uncertainty in timing of 7D capital sales and Latin and South America set sales and stocking orders 2025 Financial Guidance For the full year 2025, the Company now expects revenue of $233.5 million to $234.5 million, a decrease from the previous guidance range of $237.0 million to $242.0 million, representing growth of 14% to 15% over 2024 revenue. The Company reiterated its expectation for annual set deployment to be $15.0 million and reiterated the adjusted EBITDA guidance range of $15.0 million to $17.0 million for the full year of 2025. "In the third quarter, we faced incremental headwinds late in September, largely driven by delayed 7D capital sales and headwinds within the Latin and South America segment of our business, which contributed to a revenue shortfall relative to our expectations. While still important parts of our business plan, order timing across these segments is difficult to forecast and will continue to be variable. We believe it is prudent to reflect minimal sales growth from these segments for the fourth quarter and into the future,” commented David Bailey, President & CEO of OrthoPediatrics. “We are reaffirming a steadfast commitment to driving revenue growth that expands profitability and supports achieving cash flow break- even in 2026. Our comprehensive product portfolio, including OPSB braces and services, combined with the breadth of our commercial footprint uniquely positions OrthoPediatrics as the undisputed leader in pediatric orthopedics, will enable the organization to execute on our mission to continue to help more kids every year."

The quarterly preliminary unaudited net revenue estimates for 2025 included in this press release are prior to the completion of review and audit procedures by the Company’s independent registered public accounting firm and are therefore subject to adjustment. Conference Calls OrthoPediatrics will host a conference call today, Thursday, October 9, 2025, at 4:30 p.m. ET to discuss the preliminary results. Investors interested in listening to the conference call may do so by accessing a live and archived webcast of the event at www.orthopediatrics.com, on the Investors page in the Events & Presentations section. The webcast will be available for replay for at least 90 days after the event. Separately, the Company plans to release its full third quarter 2025 financial results and host a conference call to provide additional commentary on these results following their release after market close on October 28, 2025. Forward-Looking Statements This press release includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward- looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to widespread health emergencies, such as COVID- 19 and respiratory syncytial virus, the impact such pandemics, epidemics and infectious disease outbreaks may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 5, 2025, as updated and supplemented by our other SEC reports filed from time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This press release includes certain non-GAAP financial measures, such as Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other income, income tax charge (benefit), depreciation and amortization, stock-based compensation expense, restructuring charges, tariff costs, European Union Medical Device Regulation fees increase, acquisition related costs, and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period- to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The estimated Adjusted EBITDA amounts included herein are preliminary and reconciliations cannot be produced as this time without unreasonable effort. The Company expects to provide a reconciliation of Adjusted EBITDA to the most comparable GAAP measure in its earnings release relating to the third quarter 2025 financial results. About OrthoPediatrics Corp. Founded in 2006, OrthoPediatrics is an orthopedic company focused exclusively on advancing the field of pediatric orthopedics. As such, it has developed the most comprehensive product offering to the pediatric orthopedic market to improve the lives of children with orthopedic conditions. OrthoPediatrics currently markets over 80 products that serve three of the largest categories within the pediatric orthopedic market. This product offering spans trauma and deformity, scoliosis, and sports medicine/other procedures. OrthoPediatrics’ global sales organization is focused exclusively on pediatric orthopedics and distributes its products in the United States and over 70 countries outside the United States. For more information, please visit www.orthopediatrics.com. For more information about the OrthoPediatrics Specialty Bracing portfolio, please visit www.opsb.com. Investor Contact Philip Taylor Gilmartin Group philip@gilmartinir.com 415-937-5406